Exhibit 99.1

REPUBLIC BANCSHARES, INC.	[LOGO] Republic Bancshares
PRESS RELEASE	www.republicbankfl.com

Date:	July 16, 2003

Contact:	William R. Klich, President & CEO, Republic Bancshares, Inc.; Chairman & CEO, Republic Bank William R. Falzone, Executive Vice President & Chief Financial Officer (727) 823-7300

FOR IMMEDIATE RELEASE

REPUBLIC BANCSHARES, INC. REPORTS SECOND QUARTER 2003 NET INCOME OF $1.6 MILLION OR $0.13 PER SHARE; LOAN GROWTH CONTINUES STRONG

St. Petersburg, FL, July 16, 2003—Republic Bancshares, Inc., (the “Company,” Nasdaq: REPB), the parent company of Republic Bank (the “Bank”), today reported net income of $1.6 million or $0.13 per share for the second quarter of 2003, compared to net income of $1.4 million or $0.13 per share for the second quarter of 2002. Net income for the current quarter was reduced by $0.07 per share by the loss on sale of the Company’s former largest nonperforming asset, a hotel in Delaware.

“We are pleased with the progress made during 2003”, said William R. Klich, Republic Bancshares’ President and Chief Executive Officer. “During the first half of the year our loan portfolio grew at an annualized rate of over 14% and we reduced our nonperformers by 44%. Despite a sluggish economy, our bankers have exceeded the production goals set for the first six months of the year and the pipeline of new loans in various stages of approval continues to grow. Our loan production is now at an annualized level of $1.3 billion per year.” Klich also noted that the Company had completed conversion into common stock of $15.0 million of subordinated debentures due 2011 and was in process of either redeeming or converting the remaining $15.0 million convertible debenture issue.

A summary of results of operations and selected balance sheet items is as follows ($ in thousands, except share data):

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Net income	$1,563	$1,403	$3,499	$2,649
Diluted earnings per share (dollars)	0.13	0.13	0.30	0.24
Weighted average diluted shares	11,799,472	13,278,763	11,662,076	12,390,368

	At June 30, 2003	At December 31, 2002
Total assets	$2,734,955	$2,526,349
Total loans	1,623,238	1,513,285
Stated book value per share (dollars)	16.13	16.12
Nonperforming loans/loans	1.25%	1.51%
Loan loss allowance/portfolio loans	1.73	1.90
Loan loss allowance/nonperforming loans	138.26	125.94
Nonperforming assets/assets	0.80	1.54

Financial highlights for the second quarter of 2003 included the following (see “Selected Quarterly Financial Information”):

•	At June 30, 2003, the Company had total assets of over $2.7 billion, a $207.7 million or 15.2% annualized increase over year-end 2002.

•	Total loans, including loans held for sale, increased $110.0 million at an annualized rate of 14.5% to $1.62 billion at the end of the June quarter. The portfolio of Florida loans grew by 22.2% and now comprises 92.0% of total loans while the portfolio of out-of-state loans declined 46.4% to 8.0% of the total portfolio. Total deposits also grew by $107.7 million or an annualized rate of 10.4% to $2.18 billion. At June 30, 2003, stockholders’ equity was $200.3 million, stated book value per share was $16.13 and tangible book value per share was $15.19.

•	Net interest income was $19.1 million for the second quarter of 2003, a decline of $694,000 from the same quarter a year ago. Average earning assets grew by $200.9 million from the second quarter of 2002 but net interest margin, the difference between the yield on earning assets and the cost of funding those assets, including noninterest-bearing sources, declined 43 basis points to 2.97% for the second quarter of 2003 from 3.40% for the same quarter a year ago. Net interest margin was 3.17% for the trailing quarter. Asset yield declined 119 basis points from the same quarter last year to 5.08% for the second quarter of 2003. The Company’s balance sheet is asset-sensitive for the first 120 days following a cut in short-term interest rates and the series of rate cuts in 2002 and 2003 have depressed asset yield. In addition, the high level of mortgage prepayments have hampered growth in net interest margin and net interest income. On the funds cost side, the average cost of interest-bearing liabilities declined 78 basis points from the same quarter last year to 2.33% but those savings were not sufficient to offset the decline in asset yield.

•	Noninterest income for the second quarter of 2003 was $4.3 million, a $977,000 improvement over the second quarter last year. The Company’s residential mortgage operation generated $1.1 million in gains on sale of newly-originated fixed rate loans, a $756,000 or 232% increase over last year and gains on sale of mortgage securities also increased, contributing $1.5 million to noninterest income. Prepayments to the loan servicing portfolio and an increase in the valuation allowance on servicing rights reduced noninterest income in the second quarter of 2003 by $925,000.

•	Noninterest expenses were $20.2 million for the second quarter of 2003, a $2.0 million increase over last year. Costs associated with other real estate owned, principally the sale of the hotel in Wilmington, Delaware, accounted for $1.9 million of the increase. Savings from the Company’s ongoing Profit Improvement Plan and reduced costs associated with resolving nonperforming loans largely offset cost increases in other areas, including an increase in new business production personnel and rising medical, property & casualty and liability insurance.

•	Nonperforming assets were $21.8 million at June 30, 2003, down $17.2 million or 44% since the end of last year. The ratio of the allowance for loan losses to total portfolio loans was 1.73% at June 30, 2003 and the nonperforming loan coverage ratio was 138.3%. The ratio of nonperforming loans to loans improved to 1.25% from 1.51% at the beginning of the year and the nonperforming asset ratio declined to 0.80% from 1.54% at the end of last year.

The common stock of Republic Bancshares, Inc. is traded on the Nasdaq National Market under the trading symbol “REPB”. Through its banking subsidiary, Republic Bank, the Company today operates 72 full service banking offices throughout Florida and at over $2.7 billion in total assets is one of the largest banking organizations in Florida. The Bank offers Internet banking services at its website address, www.republicbankfl.com. Shareholder inquiries can be made to (727) 823-7300 or via e-mail at shareholders@republicbankfl.com. The Company’s transfer agent is Mellon Investor Services. Inquiries to the transfer agent can be made via phone to (800) 756-3353 or via facsimile transmission to (412) 236-8157.

The Company has scheduled a conference call on Thursday, July 17, 2003 at 10:00 AM eastern daylight time, where interested parties can participate in a question-and-answer session covering quarterly results. Persons interested in participating should call 800-374-0734 on the scheduled date and time and ask for the Republic Bancshares conference call. A re-broadcast of the call will be available at any time for seven days following the conference call by calling 800-642-1687 and using conference ID code 1735926.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This news release contains forward-looking statements regarding our operating results, based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially. These statements may include the words “believes”, “expects”, “may”, “will”, “projects”, “contemplates”, “anticipates”, “forecasts”, “intends” or similar terminology. Because these statements reflect our current views concerning future events, they involve risks and uncertainties, including: the adequacy of our loan loss allowance; current economic conditions; fluctuations in operating results; retaining key personnel; other factors that we may not have currently identified or quantified; and other risks, relevant factors and uncertainties identified in any of our Reports on Form 10-K, 10-Q and 8-K, and in our other securities filings and press releases. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

REPUBLIC BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS – June 30, 2003 and December 31, 2002

($ in thousands, except share data; unaudited)

	June 30, 2003	December 31, 2002

ASSETS
Cash and due from banks	$58,797	$51,162
Interest bearing deposits in banks	16,915	14,061
Federal funds sold	26,995	11,588

Cash and cash equivalents	102,707	76,811
Securities:
Available for sale	900,838	820,108
Trading	7,611	7,815
FHLB stock	15,786	15,261
Loans held for sale	42,861	37,416
Loans	1,580,377	1,475,869
Allowance for loan losses	(27,279)	(27,987)

Net loans	1,553,098	1,447,882
Premises and equipment, net	37,961	38,508
Other real estate owned, net	2,055	16,787
Accrued interest receivable	10,091	10,622
Goodwill	2,726	2,726
Premium on deposits	14,246	15,630
Other assets	44,975	36,783

Total assets	$2,734,955	$2,526,349

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits-
Noninterest bearing checking	$191,025	$162,716
Interest checking	217,160	204,743
Money market	389,939	393,823
Savings	178,579	180,435
Time deposits	1,200,702	1,127,999

Total deposits	2,177,405	2,069,716
Securities sold under agreements to repurchase and other borrowings	41,600	30,913
FHLB advances	262,236	172,240
Convertible subordinated debt	14,735	29,332
Other liabilities	9,907	11,714

Total liabilities	2,505,883	2,313,915

Company-obligated mandatorily redeemable preferred securities of subsidiary trust solely holding junior subordinated debentures of the Company	28,750	28,750

Stockholders’ equity:
Common stock ($2.00 par; 20,000,000 shares authorized; 12,419,033 and 11,398,059 shares issued and outstanding at June 30, 2003 and December 31, 2002, respectively.)	24,838	22,796
Capital surplus	143,357	129,860
Retained earnings	25,460	22,418
Accumulated other comprehensive income	6,667	8,610

Total stockholders’ equity	200,322	183,684

Total liabilities and stockholders’ equity	$2,734,955	$2,526,349

REPUBLIC BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except share data; unaudited)

	For the Three Months Ended Junea 30,		For the Six Months Ended June 30,
	2003	2002	2003	2002
INTEREST INCOME:
Loans	$23,239	$25,446	$46,764	$51,083
Securities	8,931	10,718	17,333	21,833
Federal funds sold & other investments	225	274	442	574

Total interest income	32,395	36,438	64,539	73,490
INTEREST EXPENSE:
Deposits	11,661	15,163	23,406	32,264
Securities sold under agreement to repurchase & other borrowings	86	123	165	251
FHLB advances	1,019	777	1,726	1,196
Holding company debt	484	536	1,021	1,072

Total interest expense	13,250	16,599	26,318	34,783

NET INTEREST INCOME	19,145	19,839	38,221	38,707
PROVISION FOR LOAN LOSSES	200	2,000	848	3,100

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	18,945	17,839	37,373	35,607
NONINTEREST INCOME:
Service charges on deposit accounts	1,699	1,569	3,252	3,174
Loan service fees	(901)	24	(1,202)	(37)
Other loan fee income	547	754	1,059	1,322
Gains on loans & securities, net	2,601	440	5,041	957
Other operating income	326	508	719	1,146

Total noninterest income	4,272	3,295	8,869	6,562
NONINTEREST EXPENSES:
Salaries and employee benefits	9,787	9,618	19,797	19,583
Net occupancy expense	3,451	3,231	6,822	6,313
Advertising and marketing	171	280	283	469
Data & item processing fees and services	1,618	1,491	3,195	3,104
Loan collection costs	32	644	129	914
Other operating expenses	2,909	2,685	5,733	5,275
ORE expense, net	1,576	(429)	2,125	(490)
Amortization of premium on deposits	692	692	1,384	1,384

Total noninterest expense	20,236	18,212	39,468	36,552
Income before income taxes & minority interest	2,981	2,922	6,774	5,617
Income tax expense	(997)	(1,098)	(2,433)	(2,126)

Income before minority interest	1,984	1,824	4,341	3,491
Minority interest in income from subsidiary trust, net of tax	(421)	(421)	(842)	(842)

NET INCOME	$1,563	$1,403	$3,499	$2,649

PER SHARE DATA:
Net income per common share—basic	$0.13	$0.13	$0.30	$0.24

Net income per common & common equivalent share—diluted	$0.13	$0.13	$0.30	$0.24

Weighted average common shares outstanding-basic	11,646,005	11,368,532	11,532,858	11,352,825

Weighted average common & common equivalent shares outstanding—diluted	11,799,472	13,278,763	11,662,076	12,390,368

REPUBLIC BANCSHARES, INC.

SELECTED QUARTERLY FINANCIAL INFORMATION

($ in thousands, except share data; unaudited)

	Quarters Ended
	June 2003	Mar. 2003	Dec. 2002	Sept. 2002	June 2002
RESULTS OF OPERATIONS:
Interest income	$32,395	$32,144	$33,845	$35,911	$36,438
Interest expense	13,250	13,068	14,698	15,753	16,599

Net interest income	19,145	19,076	19,147	20,158	19,839
Loan loss provision	200	648	600	1,650	2,000

Net interest income after loan loss provision	18,945	18,428	18,547	18,508	17,839
Noninterest income	4,272	4,597	3,207	4,107	3,295
Noninterest expense	20,236	19,232	20,239	19,215	18,212

Income before income taxes and minority interest	2,981	3,793	1,515	3,400	2,922
Income tax expense	997	1,436	570	1,373	1,098
Minority interest from subsidiary trust, net of tax	(421)	(421)	(421)	(421)	(421)

Net income (loss)	$1,563	$1,936	$524	$1,606	$1,403

Earnings (loss) per share—diluted	$0.13	$0.17	$0.05	$0.14	$0.13
Weighted average shares outstanding—diluted	11,799,472	11,523,480	11,506,790	11,501,214	13,278,763
BALANCE SHEET DATA (at period-end):
Total assets	$2,734,955	$2,592,044	$2,526,349	$2,511,182	$2,477,432
Securities	908,499	864,149	827,923	814,663	822,019
Loans (including loans held for sale)	1,623,238	1,544,639	1,513,285	1,482,078	1,454,161
Nonperforming assets	21,785	38,420	39,010	42,175	42,356
Allowance for loan losses	27,279	27,795	27,987	31,595	30,617
Deposits	2,177,405	2,157,435	2,069,716	2,148,974	2,058,900
Stockholders’ equity	200,322	182,274	183,684	180,646	179,029
Book value per share (dollars)	16.13	15.95	16.12	15.85	15.73
Tangible book value per share (dollars)	15.19	14.89	15.02	14.72	14.56
SELECTED OPERATING RATIOS:
Return on average assets	0.23%	0.31%	0.08%	0.26%	0.23%
Return on average equity	3.38	4.32	1.15	3.57	3.26
Net interest margin	2.97	3.17	3.20	3.47	3.40
Operating efficiency ratio	75.49	76.00	85.60	70.88	77.59
Loan loss allowance to portfolio loans	1.73	1.85	1.90	2.15	2.11
Loan loss allowance to nonperforming loans	138.26	129.97	125.94	137.10	143.16
CAPITAL RATIOS:
Equity to assets	7.32	7.03	7.27	7.20	7.23
Equity & minority interest to assets	8.38	8.14	8.41	8.34	8.39
Regulatory ratios—Bank:
Tier 1 (leverage)	7.82	8.22	8.17	8.28	8.04
Tier 1 to risk assets	12.06	12.61	12.81	13.07	13.09
Total capital	13.34	13.89	14.09	14.35	14.37
Regulatory ratios—Company:
Tier 1 (leverage)	7.66	7.41	7.37	7.49	7.27
Tier 1 to risk-assets	11.83	11.36	11.58	11.84	11.79
Total capital	13.96	14.43	14.70	15.02	15.00
OTHER DATA (at period-end):
Number of branch banking offices	72	70	71	72	72
Number of full-time equivalent employees	866	864	858	850	841

REPUBLIC BANCSHARES, INC.

SELECTED QUARTERLY FINANCIAL INFORMATION

($ in thousands; unaudited)

	Quarters Ended
	June 2003	Mar. 2003	Dec. 2002	Sept. 2002	June 2002
SELECTED AVERAGE BALANCES & YIELDS/COSTS
Average balances:
Assets:
Loans:
Residential	$451,876	$438,956	$453,154	$449,063	$451,185
Commercial real estate	609,597	588,138	584,913	567,976	559,326
Commercial (business)	163,925	161,213	158,452	125,572	124,798
Consumer & other	355,226	328,847	322,978	321,153	315,278

Total loans	1,580,624	1,517,154	1,519,497	1,463,764	1,450,587
Securities	895,590	814,540	791,639	785,762	833,513
Other earning assets	45,848	38,856	41,600	41,694	37,057
Other assets	160,131	163,685	164,129	166,832	173,729

Total assets	$2,682,193	$2,534,235	$2,516,865	$2,458,052	$2,494,886

Liabilities & Equity:
Non-interest bearing deposits	$185,028	$166,851	$160,293	$152,876	$146,724
Interest-bearing deposits	1,966,113	1,912,701	1,948,339	1,965,797	1,933,900

Total deposits	2,151,141	2,079,552	2,108,632	2,118,673	2,080,624
Borrowings	309,602	232,799	188,657	119,555	203,599
Other liabilities	35,785	40,148	39,626	40,477	37,968

Total liabilities	2,496,528	2,352,499	2,336,915	2,278,705	2,322,191
Total equity	185,665	181,736	179,950	179,347	172,695

Total liabilities & equity	$2,682,193	$2,534,235	$2,516,865	$2,458,052	$2,494,886

Average yields/costs:
Earning assets	5.08%	5.40%	5.68%	6.19%	6.27%
Loans	5.79	6.17	6.40	6.82	6.99
Securities	3.99	4.13	4.47	5.21	5.14
Deposits	2.38	2.49	2.74	2.97	3.14
Other interest-bearing liabilities	2.06	2.29	2.60	3.39	2.83
Total interest-bearing liabilities	2.33%	2.47%	2.73%	3.00%	3.11%
NONPERFORMING ASSETS:
Nonperforming loans:
Residential first lien	$7,987	$9,260	$9,739	$10,351	$7,965
Warehouse lines of credit	118	118	118	152	152
Commercial real estate and multifamily	8,440	8,516	8,848	8,822	10,827
Commercial (business)	1,925	2,292	2,196	2,396	1,098
Home equity and consumer	833	737	931	800	732
High LTV	427	462	391	525	612

Total nonperforming loans(1)	19,730	21,385	22,223	23,046	21,386
Other real estate:
Residential	1,730	1,777	1,595	1,290	2,033
Commercial	325	15,258	15,192	17,839	18,937

Total ORE	2,055	17,035	16,787	19,129	20,970

Total nonperforming assets	$21,785	$38,420	$39,010	$42,175	$42,356

(1)	Includes all loans on nonaccrual and all loans 90 days and over past due and still accruing interest.

REPUBLIC BANCSHARES, INC.

SELECTED QUARTERLY FINANCIAL INFORMATION

($ in thousands; unaudited)

	Quarters Ended
	June 2003	Mar. 2003	Dec. 2002	Sept. 2002	June 2002
Loan loss allowance activity
Allowance for loan losses at beginning of period	$27,795	$27,987	$31,595	$30,617	$30,248
Loan discount (net) allocated to/(from) purchased portfolios	—	—	—	—	—
Provision for loan losses	200	648	600	1,650	2,000
Net (charge-offs) recoveries:
Residential first lien	124	4	35	(59)	(128)
Warehouse lines of credit	—	—	—	—	—
Nonconforming first lien mortgages	(53)	(1)	—	(70)	(93)
Commercial real estate/multifamily	17	—	(3,579)	25	(48)
Commercial (business)	(283)	(481)	(260)	(25)	(263)
Home equity	(19)	19	50	69	(157)
Consumer	(7)	(13)	(9)	(8)	(34)
Other	(33)	(31)	(48)	(507)	(858)
High LTV	(462)	(337)	(397)	(97)	(50)

Net charge-offs	(716)	(840)	(4,208)	(672)	(1,631)

Allowance for loan losses at end of period	$27,279	$27,795	$27,987	$31,595	$30,617

Net charge-offs (recoveries) to average loans-annualized:
Residential first lien	(0.12)%	—%	(0.03)%	0.06%	0.13%
Warehouse lines of credit	—	—	—	—	—
Nonconforming first lien mortgages	0.77	0.01	—	0.73	0.87
Commercial real estate/multifamily	(0.01)	—	2.45	(0.02)	0.03
Commercial (business)	0.69	1.19	0.66	0.08	0.84
Home equity	0.69	(0.06)	(8.17)	(0.10)	4.18
Consumer and other	0.15	0.28	0.19	0.16	0.68
High LTV	10.18	6.74	7.17	8.42	12.98

Net charge-offs to average loans	0.18%	0.22%	1.11%	0.18%	0.45%